Exhibit 10.7

EXECUTION VERSION

JOINDER SUPPLEMENT

JOINDER SUPPLEMENT, dated as of the date set forth in Item 1 of Schedule I hereto, among the Lender (the “Wells Lender”) and Lender Agent (the “Wells Lender Agent”) identified in Item 2 of Schedule I hereto, GCIC Funding LLC, as the borrower (the “Borrower”) and Wells Fargo Securities, LLC, as the administrative agent (the “Administrative Agent”).

WITNESSETH:

WHEREAS, this Joinder Supplement is being executed and delivered in connection with an increase of the Maximum Facility Amount of the Amended and Restated Loan and Servicing Agreement, dated as of May 13, 2015 (as amended, modified, waived, supplemented or restated from time to time, the “Loan and Servicing Agreement”), by and among GCIC Funding LLC, as the borrower (in such capacity, the “Borrower”), Golub Capital Investment Corporation, as the transferor (in such capacity, the “Transferor”), GC Advisors LLC, as the servicer (in such capacity, the “Servicer”), Wells Fargo Securities, LLC, as the administrative agent (in such capacity, the “Administrative Agent”), each of the Conduit Lenders and Institutional Lenders from time to time party thereto (the “Lenders”), each of the Lender Agents from time to time party thereto (the “Lender Agents”), Wells Fargo Bank, N.A., as the Swingline Lender (the “Swingline Lender”) and Wells Fargo Bank, N.A., as the collateral agent (in such capacity, the “Collateral Agent”), as the account bank (in such capacity, the “Account Bank”) and as the collateral custodian (in such capacity, the “Collateral Custodian”). Capitalized terms used but not defined herein shall have the meanings provided in the Loan and Servicing Agreement; and

WHEREAS, the Wells Lender is an Institutional Lender party to the Loan and Servicing Agreement; and

WHEREAS, the Wells Lender wishes to increase its Commitment in an amount equal to the amount listed in Item 4 of Schedule I hereto;

NOW, THEREFORE, the parties hereto hereby agree as follows:

(a)          Upon receipt by the Administrative Agent of (i) an executed counterpart of this Joinder Supplement, to which is attached a fully completed Schedule I and Schedule II, each of which has been executed by the Wells Lender, the Wells Lender Agent, the Borrower, the Administrative Agent and the Collateral Agent and (ii) an executed counterpart of a fee letter, dated as of July 12, 2016, between the Borrower and the Administrative Agent, the Administrative Agent will transmit to the Wells Lender, the Borrower, the Collateral Agent and the Wells Lender Agent a Joinder Effective Notice, substantially in the form of Schedule III to this Joinder Supplement (a “Joinder Effective Notice”). Such Joinder Effective Notice shall be executed by the Administrative Agent and shall set forth, inter alia, the date on which the joinder effected by this Joinder Supplement shall become effective (the “Joinder Effective Date”). Each of the parties to this Joinder Supplement agrees and acknowledges that, upon delivery of the Joinder Effective Notice, (i) the Commitment of Wells Fargo Bank, N.A. under the Loan and Servicing Agreement shall be increased by $50,000,000 to $225,000,000 and (ii) the Annex A of the Loan and Servicing Agreement shall be deemed to be amended to reflect such increase of Commitment.

(b)          Each of the parties to this Joinder Supplement agrees and acknowledges that at any time and from time to time upon the written request of any other party, it will execute and deliver such further documents and do such further acts and things as such other party may reasonably request in order to effect the purposes of this Joinder Supplement.

(c)          By executing and delivering this Joinder Supplement, the Wells Lender confirms to and agrees with the Administrative Agent, the Collateral Agent, the Lender Agents and the other Lender(s) as follows: (i) none of the Administrative Agent, the Collateral Agent, the Lender Agents and the other Lender(s) makes any representation or warranty or assumes any responsibility with respect to any statements, warranties or representations made in or in connection with the Loan and Servicing Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan and Servicing Agreement or any other instrument or document furnished pursuant thereto, or with respect to any Variable Funding Notes issued under the Loan and Servicing Agreement, or the Collateral Portfolio or the financial condition of the Transferor, the Servicer or the Borrower, or the performance or observance by the Transferor, the Servicer or the Borrower of any of their respective obligations under the Loan and Servicing Agreement, any other Transaction Document or any other instrument or document furnished pursuant thereto; (ii) the Wells Lender confirms that it has received a copy of such documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Joinder Supplement; (iii) the Wells Lender will, independently and without reliance upon the Administrative Agent, the Collateral Agent, the Lender Agents or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan and Servicing Agreement; (iv) the Wells Lender reaffirms that it appoints and authorizes the Wells Lender Agent to take such action as agent on its behalf and to exercise such powers under the Loan and Servicing Agreement as are delegated to the Wells Lender Agent by the terms thereof, together with such powers as are reasonably incidental thereto, all in accordance with Article IX of the Loan and Servicing Agreement; (v) the Wells Lender reaffirms that it appoints and authorizes the Administrative Agent, the Collateral Custodian and the Collateral Agent, as applicable, to take such action as agent on its behalf and to exercise such powers under the Loan and Servicing Agreement as are delegated to the Administrative Agent, the Collateral Custodian and Collateral Agent, as applicable, by the terms thereof, together with such powers as are reasonably incidental thereto, all in accordance with the Loan and Servicing Agreement; and (vi) the Wells Lender reaffirms (for the benefit of the parties hereto and the other Lender(s)) that it will perform in accordance with their terms all of the obligations which by the terms of the Loan and Servicing Agreement are required to be performed by it as a Lender designated as an Institutional Lender.

(d)          Schedule II hereto sets forth administrative information with respect to the Wells Lender (including for purposes of Section 11.02 of the Loan and Servicing Agreement).

(e)          The parties hereto agree that, after giving effect to this Joinder Supplement, the Maximum Facility Amount shall be $420,000,000 and Annex A to the Agreement shall be amended in the form of Annex A hereto.

(f)          This Joinder Supplement shall be governed by, and construed in accordance with, the laws of the State of New York.

IN WITNESS WHEREOF, the parties hereto have caused this Joinder Supplement to be executed by their respective duly authorized officers on Schedule I hereto as of the date set forth in Item 1 of Schedule I hereto.

SCHEDULE I TO
JOINDER SUPPLEMENT

COMPLETION OF INFORMATION AND
SIGNATURES FOR JOINDER SUPPLEMENT

Re:     Amended and Restated Loan and Servicing Agreement, dated as of May 13, 2015, among GCIC Funding LLC, as Borrower, the other parties thereto and Wells Fargo Securities, LLC, as Administrative Agent.

Item 1: Date of Joinder Supplement:	July 12, 2016

Item 2: Wells Lender and Wells Lender Agent:	Wells Fargo Bank, N.A.

Item 3: Type of Lender:	__________Conduit Lender
_____X____Institutional Lender

Item 4: Commitment Increase:	$50,000,000

Item 5: Signatures of Parties to Agreement:

WELLS FARGO BANK, N.A.,
as Wells Lender and as Wells Lender Agent for itself

By:	/s/ Matt Jensen
Name: Matt Jensen
Title: Director

GCIC FUNDING LLC, as Borrower

By:	Golub Capital Investment Corporation, its designated manager

By:	/s/ David B. Golub
Name: David B. Golub
Title: President and Chief Executive Officer

WELLS FARGO SECURITIES, LLC, as Administrative Agent

By:	/s/ Alan Schmitt
Name: Alan Schmitt
Title: Director

WELLS FARGO BANK, N.A., as Collateral Agent

By:	/s/ Philip Dean
Name: Philip Dean
Title: Vice President

[Signature Page to Joinder Supplement (Wells Fargo / GCIC)]

SCHEDULE II TO
JOINDER SUPPLEMENT

ADDRESS FOR NOTICES
AND
WIRE INSTRUCTIONS

Address for Notices:

Wells Fargo Bank, N.A.

Duke Energy Center

550 South Tryon Street

5th Floor
Mail Code: D1086-051
Charlotte, North Carolina 28202

Attention: Matthew Jensen
Facsimile No.: (704) 715-0089
Confirmation No: (704) 410-2450

Wire Instructions:

Bank:	Wells Fargo Bank, N.A.
ABA #	121000248
Account #	01104331628807
Attn:	Financial Cash Controls
Re:	GCIC Funding LLC

[Signature Page to Joinder Supplement (Wells Fargo / GCIC)]

SCHEDULE III TO
JOINDER SUPPLEMENT

FORM OF
JOINDER EFFECTIVE NOTICE

To:	[Name and address of the Borrower, Collateral Agent, Wells Lender Agent and Wells Lender]

Reference is made to the Amended and Restated Loan and Servicing Agreement, dated as of May 13, 2015 (as amended, modified, waived, supplemented or restated from time to time, the “Loan and Servicing Agreement”), by and among GCIC Funding LLC, as the borrower (in such capacity, the “Borrower”), Golub Capital Investment Corporation, as the transferor (in such capacity, the “Transferor”), GC Advisors LLC, as the servicer (in such capacity, the “Servicer”), Wells Fargo Securities, LLC, as the administrative agent (in such capacity, the “Administrative Agent”), each of the Conduit Lenders and Institutional Lenders from time to time party thereto (the “Lenders”), each of the Lender Agents from time to time party thereto (the “Lender Agents”), Wells Fargo Bank, N.A., as the Swingline Lender (the “Swingline Lender”) and Wells Fargo Bank, N.A., as the collateral agent (in such capacity, the “Collateral Agent”), as the account bank (in such capacity, the “Account Bank”) and as the collateral custodian (in such capacity, the “Collateral Custodian”). [Note: attach copies of Schedules I and II from such Joinder Supplement.] Terms defined in such Joinder Supplement are used herein as therein defined.

Pursuant to such Joinder Supplement, we, as Administrative Agent under the Loan and Servicing Agreement, hereby advise you that the Joinder Effective Date for Wells Fargo Bank, N.A. will be July 12, 2016 and the Wells Lender will continue to be a Lender designated as an Institutional Lender with a Commitment of $225,000,000.

Very truly yours,

WELLS FARGO SECURITIES, LLC,
as Administrative Agent

By:
Name:
Title:

ANNEX A TO
JOINDER SUPPLEMENT

Conduit Lender	Commitment

Institutional Lender	Commitment
Wells Fargo Bank, N.A.	$225,000,000
Capital One, National Association	$100,000,000
State Street Bank and Trust Company	$50,000,000
California Bank & Trust	$25,000,000
Talmer Bank and Trust	$20,000,000

Total:	$420,000,000